                                                        Exhibit 99.B(h)(1)(A)(i)

                                     FORM OF
                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                               WITH RESPECT TO THE

               AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                                     BETWEEN

                               ING INVESTORS TRUST
                                       AND

                             DIRECTED SERVICES, INC.

SERIES                                                                    CLASS
------                                                                    -----
                                                                   SERVICE     SERVICE 2
                                                                   -------     ---------
ING AIM Mid Cap Growth Portfolio                                      X            X
ING Alliance Mid Cap Growth Portfolio                                 X            X
ING Capital Guardian Managed Global Portfolio                         X            X
ING Capital Guardian Small/Mid Portfolio                              X            X
ING Capital Guardian U.S. Equities Portfolio                          X            X
ING Eagle Asset Capital Appreciation Portfolio                        X            X
ING Evergreen Health Sciences Portfolio                               X            X
ING Evergreen Omega Portfolio                                         X            X
ING FMR(SM) Diversified Mid Cap Portfolio                             X            X
ING Goldman Sachs Tollkeeper(SM) Portfolio                            X            X
ING Hard Assets Portfolio                                             X            X
ING International Portfolio                                           X            X
ING Janus Contrarian Portfolio                                        X            X
ING Jennison Equity Opportunities Portfolio                           X            X
ING JPMorgan Emerging Markets Equity Portfolio                        X            X
ING JPMorgan Small Cap Equity Portfolio                               X            X
ING Julius Baer Foreign Portfolio                                     X            X
ING Legg Mason Value Portfolio                                        X            X
ING LifeStyle Aggressive Growth Portfolio(1)                                       X
ING LifeStyle Growth Portfolio(1)                                                  X
ING LifeStyle Moderate Growth Portfolio(1)                                         X
ING LifeStyle Moderate Portfolio(1)                                                X
ING Limited Maturity Bond Portfolio                                   X            X
ING Liquid Assets Portfolio                                           X            X
ING Marsico Growth Portfolio                                          X            X
ING Mercury Focus Value Portfolio                                     X            X

----------
(1) The service fee of 0.25% will be waived in full until the fund divests from the underlying investment companies.

SERIES                                                                    CLASS
------                                                                    -----
                                                                   SERVICE     SERVICE 2
                                                                   -------     ---------
ING Mercury Large Cap Growth Portfolio                                X            X
ING MFS Mid Cap Growth Portfolio                                      X            X
ING MFS Total Return Portfolio                                        X            X
ING Oppenheimer Main Street Portfolio(R)                              X            X
ING PIMCO Core Bond Portfolio                                         X            X
ING PIMCO High Yield Portfolio                                        X            X
ING Pioneer Fund Portfolio                                            X            X
ING Pioneer Mid Cap Value Portfolio                                   X            X
ING Salomon Brothers All Cap Portfolio                                X            X
ING Salomon Brothers Investors Portfolio                              X            X
ING T. Rowe Price Capital Appreciation Portfolio                      X            X
ING T. Rowe Price Equity Income Portfolio                             X            X
ING UBS U.S. Allocation Portfolio                                     X            X
ING Van Kampen Equity Growth Portfolio                                X            X
ING Van Kampen Global Franchise Portfolio                             X            X
ING Van Kampen Growth and Income Portfolio                            X            X
ING Van Kampen Real Estate Portfolio                                  X            X